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                                                                   EXHIBIT 23(A)

                          INDEPENDENT AUDITORS' CONSENT

Applied Industrial Technologies, Inc.

         We consent to the incorporation by reference in Registration Statement of Applied Industrial Technologies, Inc. on Form S-8 of our report dated August 6, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of the Applied Industrial Technologies, Inc. for the year ended June 30, 1998.


/s/Deloitte & Touche LLP
Cleveland, Ohio
July 27, 1999